UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2014

River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)

(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 15, 2014, the Board of Directors of River Valley Financial Bank (the “Bank”), the wholly owned subsidiary of River Valley Bancorp (the “Company”) amended the 2014 River Valley Financial Bank Incentive Plan (the “2014 Plan”). The 2014 Plan was adopted in December 2013 to provide target cash incentive awards for 2014 for the Bank’s Chief Executive Officer, Executive Vice President, Senior Officers, Vice Presidents, Internal Auditor, Compliance Officer, Executive Administrative Assistant, Loan Officers and Wealth Management Officers.

Under the 2014 Plan, incentive payments based on a percentage of an employee’s base salary will be made based on achievement of threshold, targeted or maximum expected performance goals in several areas, including total shareholder return, loan portfolio growth, profitability and asset quality targets. Awards are earned as of December 31, 2014, and will be paid 75% on January 31, 2015, with 25% paid one year later, subject to certain forfeiture, recapture and clawback provisions.

The 2014 Plan was amended only to change the definition of “total shareholder return” to provide that the period for measuring price appreciation of the stock value of the Company for 2014 shall begin June 30, 2014, rather than December 31, 2013 (still ending on December 31, 2014), because of the impact the Company’s recent public offering has had on the market price for the Company’s common stock.

The foregoing description of the 2014 Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02  Results of Operations and Financial Condition.

On July 15, 2014, the Company issued a press release reporting its results of operations and financial condition for the second quarter ended June 30, 2014.

A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

On July 15, 2014, the Company issued a press release announcing the closing of the sale of 121,390 shares of its Common Stock pursuant to the exercise of the over-allotment option granted to the underwriter in its previously announced public offering. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	2014 River Valley Financial Bank Incentive Plan (amended as of July 15, 2014)
99.1	Press Release dated July 15, 2014 (closing of over-allotment option and second quarter earnings)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 15, 2014	River Valley Bancorp

	By:	/s/ Matthew P. Forrester
Matthew P. Forrester
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Location
10.1	2014 River Valley Financial Bank Incentive Plan (amended as of July 15, 2014)	Attached
99.1	Press Release dated July 15, 2014 (closing of over-allotment option and second quarter earnings)	Attached